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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                 AUGUST 22, 2001
                Date of Report (Date of earliest event reported)

                               EXABYTE CORPORATION
               (Exact name of Registrant as Specified in Charter)

         Delaware                        0-18033                 84-0988566
(State or other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

                                1685 38TH STREET
                                BOULDER, CO 80301
                    (Address of Principal Executive Offices)

                                 (303) 442-4333
               Registrant's telephone number, including area code

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     This Amendment No. One to the Current Report on Form 8-K dated August 22,
2001 (filed with the Securities and Exchange Commission on August 23, 2001) is being filed solely for the purpose of filing the final version of Exhibit 10.1, Agreement and Plan of Merger. The final version of Exhibit 10.1 contains corrections to Sections 1.8.1(f) and 4.3(a) of the Agreement and Plan of Merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     The following exhibits are filed herewith.

     3.1 Form of Certificate of Designations, Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of Series H Convertible Preferred Stock of Exabyte.*

     10.1 Agreement and Plan of Merger among Exabyte Corporation, Ecrix Corporation, Bronco Acquisition, Inc., and certain lenders and investors named therein dated as of August 22, 2001.

     10.2 Loan and Security Agreement between Exabyte Corporation and the lenders named therein dated as of August 22, 2001.*

     10.3 Form of 12% Subordinated Secured Convertible Note of Exabyte dated August 23, 2001.*

     10.4 Amendment to Rights Agreement.*

     99.1 Press Release dated August 23, 2001.*

* Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EXABYTE CORPORATION
                                               (Registrant)

Date  August 24, 2001                   By /s/ Stephen F. Smith
     -----------------                     -----------------------------
                                           Stephen F. Smith
                                           Vice President, Chief Financial
                                           Officer, General Counsel and
                                           Secretary





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                                  EXHIBIT INDEX

     3.1 Form of Certificate of Designations, Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of Series H Convertible Preferred Stock of Exabyte.*

     10.1 Agreement and Plan of Merger among Exabyte Corporation, Ecrix Corporation, Bronco Acquisition, Inc., and certain lenders and investors named therein dated as of August 22, 2001.

     10.2 Loan and Security Agreement between Exabyte Corporation and the lenders named therein dated as of August 22, 2001.*

     10.3 Form of 12% Subordinated Secured Convertible Note of Exabyte dated August 23, 2001.*

     10.4 Amendment to Rights Agreement.*

     99.1 Press Release dated August 23, 2001.*

* Previously filed.






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